                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 14, 1999, and to all references to our Firm incorporated by reference in this registration statement.

                                          ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

Detroit, Michigan
February 2, 1999